UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2011

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	95-3038279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

DineEquity, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2011.  The following matters set forth in our Proxy Statement dated April 13, 2011, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One:  Election of Three Class II Directors.

The nominees listed below were elected to serve as Class II directors for a three-year term with the respective votes set forth opposite their names:

	For	Withheld	Broker Non-Vote
Michael S. Gordon	16,485,620	416,320	1,279,730

Larry A. Kay	16,489,005	412,935	1,279,730

Julia A. Stewart	16,413,310	488,630	1,279,730

The following directors continued in office after the Annual Meeting: H. Frederick Christie, Richard J. Dahl. Patrick W. Rose, Howard M. Berk, Daniel J. Brestle, Caroline W. Nahas, and Gilbert T. Ray.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Auditor for the 2011 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Company for the 2011 fiscal year.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
18,145,507	23,688	12,475	0

Proposal Three:  Approval of the Adoption of the DineEquity, Inc. 2011 Stock Incentive Plan.

The stockholders approved the adoption of the DineEquity, Inc. 2011 Stock Incentive Plan.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
11,672,113	5,158,775	71,052	1,279,730

Proposal Four:  Approval, in a Non-Binding Vote, of the Compensation of the Company’s Named Executive Officers.

The stockholders approved, in a non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2011 Proxy Statement.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
16,552,180	277,150	72,610	1,279,730

Proposal Five:  Determination, in a Non-Binding Vote, of Whether a Stockholder Vote to Approve the Company’s Named Executive Officer Compensation Should Occur Every One, Two or Three Years.

The stockholders determined that there should be an annual non-binding vote to approve the compensation of the Company’s named executive officers.  The voting results are set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
12,585,117	31,273	4,216,086	69,464	1,279,730

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2011	DINEEQUITY, INC.

	By:	/s/ John F. Tierney
John F. Tierney
Chief Financial Officer
(Principal Financial Officer)